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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported): JULY 2, 2001

                                TALX CORPORATION
             (Exact name of registrant as specified in its charter)


                        Commission File Number 000-21465

                MISSOURI                                    43-0988805
      (State or other jurisdiction                       (I.R.S. Employer
   of incorporation or organization)                   Identification No.)

           1850 BORMAN COURT
             ST. LOUIS, MO                                    63146
(Address of principal executive offices)                    (Zip code)

                                 (314) 214-7000
               (Registrant's telephone number including area code)

                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                         if changed since last report.)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

(a) PURCHASE PRICE AND CONSIDERATION

Pursuant to an Agreement and Plan of Merger dated as of June 21, 2001, an acquisition subsidiary of the Registrant was merged with and into Ti3, Inc., a Texas corporation, in a stock-for-stock merger on July 2, 2001. Ti3 is an application service provider primarily for the staffing industry utilizing interactive voice response and Internet technologies. The registrant believes the services provided by Ti3 are complementary to its services and will allow the registrant to expand its application services offerings. Ti3 is the corporation that survived the merger and has become a wholly-owned subsidiary of the registrant as a result of the merger. A copy of the press release dated July 3, 2001 relating to the acquisition is filed as Exhibit 99.1 hereto and incorporated by reference herein.

At closing, the registrant paid the Ti3 shareholders approximately $50,000 in cash and issued to them 341,854 shares of TALX common stock, for an aggregate value of $11.8 million. For this purpose the registrant's shares were valued at $34.37, which was the weighted average per share trading price of every transaction of the registrant's common stock over the course of the ten consecutive full trading days ending with the full trading day immediately preceding the closing date. Of the shares issued, 34,187 were placed in a one-year escrow to support indemnification obligations. The purchase price was the result of arms-length negotiations between the parties. There were no dissenting shareholders of Ti3.

The registrant may make an additional payment to Ti3 shareholders depending upon Ti3's financial performance in the 12 months immediately after the closing. The additional payment, if any, will be equal to the product of (A) 30% of the registrant's price-to-earnings ratio at the end of the most recently completed four quarters following the closing, subject to a minimum ratio of 22.5 and a maximum ratio of 45.0, and (B) the amount by which Ti3's after-tax earnings for the 12 months after closing exceeds approximately $308,000.

The registrant will also pay the Ti3 shareholders 75% of the lesser of (1) the actual amount of the tax loss carry-forward utilized by the registrant during the twelve months following the closing or (2) all pre-tax earnings generated by Ti3 during that period. As of March 31, 2001, Ti3 had a tax loss carry-forward of $1.16 million.

The registrant may make these additional payments either in the registrant's common stock or in cash, subject to certain limitations. The registrant will value any shares of its common stock transferred for these purposes based upon the weighted average per share trading price of every transaction of the registrant's common stock over the course of the ten consecutive full trading days ending three full trading days immediately preceding the first anniversary of the closing.

The funds used to acquire Ti3 were from the registrant's cash accounts. The shares of the registrant's common stock issued or to be issued to Ti3 shareholders were not and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The registrant granted Ti3 shareholders the right to demand registration beginning December 29, 2001, as well as certain piggyback registration rights. The transaction was accounted for using purchase accounting.

(b) ASSETS OF THE BUSINESS PURCHASED AND INTENDED USE OF THE ASSETS

Ti3 provides customized outsourcing solutions primarily for the staffing industry and, more recently, for the home health care industry. Ti3 designs and develops its application services which integrate interactive voice response, Internet and fax technologies. Ti3's primary application service allows employees to enter timecard information and managers to approve time sheets automatically using the telephone or Internet.

The registrant believes the services provided by Ti3 are complementary to its services and intends to cross-sell Ti3's application services to the registrant's existing client base. The registrant intends to use the assets of the business purchased, and the office of Ti3, in furthering the registrant's business and to continue the business of Ti3 as described above.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS

    The following Financial Statements for Ti3, Inc. are incorporated herein by reference to pages F-18 through F-27 of Amendment No. 1 to the Registration Statement on Form S-3 filed by the Registrant with the Securities and Exchange Commission on July 13, 2001 (Commission File No. 333-63690) and attached hereto as Exhibit 99.2:

           Report of KPMG LLP, Independent Auditors
           Balance Sheet as of March 31, 2001
           Statement of Earnings for the year ended March 31, 2001
           Statement of Stockholders' Equity for the year ended March 31, 2001 Statement of Cash Flows for the year ended March 31, 2001
           Notes to Financial Statements

(b) PRO FORMA FINANCIAL INFORMATION

    The following Pro Forma Financial Information is incorporated by reference to pages F-28 through F-32 of Amendment No. 1 to the Registration Statement on Form S-3 filed by the Registrant with the Securities and Exchange Commission on July 13, 2001 (Commission File No. 333-63690) and attached hereto as Exhibit 99.3:

           Unaudited Pro Forma Combined Financial Statements
           Unaudited Pro Forma Combined Balance Sheet as of March 31, 2001 Unaudited Pro Forma Combined Statement of Operations for the year ended March 31, 2001
           Notes to Unaudited Pro Forma Combined Financial Statements


(c) EXHIBITS

    2.1*   Agreement and Plan of Merger, incorporated by reference to Exhibit
           2.1 to the Registrant's Annual Report on Form 10-K, filed with the Commission on June 28, 2001, File No. 000-21465
   23.1    Consent of KPMG LLP
   99.1 Press Release dated July 3, 2001 relating to the acquisition of Ti3, Inc.
   99.2    Financial Statements for Ti3, Inc.
   99.3    Pro Forma Financial Information


* The registrant hereby undertakes to supplementally furnish a copy of any omitted schedules to the Securities and Exchange Commission.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 16, 2001               TALX CORPORATION

                                  By:  /s/ Craig N. Cohen
                                       -----------------------------------------
                                       Craig N. Cohen
                                       Vice President - Application Services and
                                       Software, and Chief Financial Officer












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                                INDEX TO EXHIBITS

 EXHIBIT NO.                   DESCRIPTION

   2.1*    Agreement and Plan of Merger, incorporated by reference to Exhibit
           2.1 to the Registrants Annual Report on Form 10-K, filed with the Commission on June 28, 2001, File No. 000-21465
   23.1    Consent of KPMG LLP
   99.1 Press Release dated July 3, 2001 relating to the acquisition of Ti3, Inc.
   99.2    Financial Statements for Ti3, Inc.
   99.3    Pro Forma Financial Information


* The registrant hereby undertakes to supplementally furnish a copy of any omitted schedules to the Securities and Exchange Commission.






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